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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported) June 6, 1999
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                        Mahoning National Bancorp, Inc.
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            (Exact name of registration as specified in its charter)


       Ohio                              0-20255                34-1692031
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(State or other jurisdiction        (Commission file          (IRS employer
of incorporation)                        number)            identification no.)

                    23 Federal Plaza Youngstown, Ohio 44501
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                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (330) 742-7000
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                                      N/A
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         (Former name or former address, if changed since last report)





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Mahoning National Bancorp, Inc.
Form 8-K





                        MAHONING NATIONAL BANCORP, INC.
                                     INDEX





ITEM 2 - Acquisition and Disposition of Assets

SIGNATURES

ITEM 7 - Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 2 - Agreement and Plan of Merger dated June 6, 1999 by and between Sky Financial Group, Inc. and Mahoning National Bancorp, Inc.

         Exhibit 99.1 - Text of Press Release, dated June 7, 1999, issued by
                        Sky Financial Group, Inc. and Mahoning National Bancorp, Inc.









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Mahoning National Bancorp, Inc.
Form 8-K




Item 2 - Acquisition and Disposition of Assets

Mahoning National Bancorp, Inc. ("Mahoning") executed a definitive Agreement and Plan of Merger ("Agreement") with Sky Financial Group, Inc. ("Sky") dated June 6, 1999. Under the terms of the Agreement shareholders of Mahoning will receive 1.66 shares of Sky common stock for each share of Mahoning on the effective date of the Merger of Mahoning with and into Sky (the "Merger"). In connection with the Merger, Mahoning granted an option to purchase 19.9% of its common stock to Sky.

Mahoning is a one bank holding company headquartered in Youngstown, Ohio. Sky is a diversified financial services company headquartered in Bowling Green, Ohio.

The Merger will be a tax-free exchange of common stock and will be accounted for as a "pooling of interests." The Merger has been approved unanimously by the Board of Directors of Mahoning. The Merger is subject to approval by the shareholders of Mahoning and is subject to certain regulatory approvals. Following the Merger, and upon the receipt of all necessary regulatory approvals, The Mahoning National Bank of Youngstown will be merged with and into one of Sky's banking subsidiaries, The Citizen Banking Company (which is being renamed Sky Bank.

Exhibits.

2 Agreement and Plan of Merger dated June 6, 1999 by and between Sky Financial Group, Inc. and Mahoning National Bancorp, Inc.

99.1 Text of Press Release, dated June 7, 1999, issued by Sky Financial Group, Inc. and Mahoning National Bancorp, Inc.






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Mahoning National Bancorp, Inc.
Form 8-K




                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Mahoning National Bancorp, Inc.


Dated: June 11, 1999                     /s/ Norman E. Benden, Jr.
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                                         Norman E. Benden, Jr.,
                                         Secretary & Treasurer